Delaware Montana Municipal Bond Fund
Delaware Tax-Free Iowa Fund
Delaware Tax-Free Kansas Fund
Delaware Tax-Free New Mexico Fund
Delaware Tax-Free North Dakota Fund
Delaware Tax-Free Wisconsin Fund

(each, a "Fund")

Supplement to the Funds' Statement of Additional Information
dated October 30, 2000

The following paragraph is added after the second full paragraph on page 44 under "Purchasing Shares", and before the "Written Redemption" heading on page 62 under "Redemption and Exchange":

Shareholders of the Class B and Class C shares, and, to the extent applicable, Class A shares, of Delaware Montana Municipal Bond Fund, Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Tax-Free New Mexico Fund, Delaware Tax-Free North Dakota Fund and Delaware Tax-Free Wisconsin Fund may redeem their shares without paying a CDSC because a shareholder meeting is scheduled to consider each Fund's merger into Delaware Tax-Free USA Fund. If the merger is not approved by each of the Funds, management reserves the right to reinstate the CDSC.

This Supplement is dated May 2, 2001.